UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2012

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Press Release

On February 23, 2012, the Registrant issued a press release announcing its intention to commence a tender offer promptly after the filing of its annual report on Form 10-K to purchase $150 million of its common stock through a modified “Dutch Auction” tender offer. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Fourth Quarter Earnings Call

On February 23, 2012 at 4:45 p.m. Eastern Time, the Registrant hosted a conference call to discuss its Fourth Quarter results. A copy of an excerpted portion from the script for that conference call is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued by the Registrant on February 23, 2012 regarding intention to commence a tender offer for its common stock

99.2	Excerpt from the Script for WebMD’s Fourth Quarter Conference Call dated February 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: February 23, 2012	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Registrant on February 23, 2012 regarding intention to commence a tender offer for its common stock

99.2	Excerpt from the Script for WebMD’s Fourth Quarter Conference Call dated February 23, 2012